UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 13, 2006	(December 12, 2006)
Date of report	(Date of earliest event reported)

Hexcel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut  06901-3238
(Address of Principal Executive Offices and Zip Code)

(203) 969-0666
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01  Regulation FD Disclosure

On December 12, 2006, Hexcel issued a press release discussing its outlook for 2007 and its strategic direction for the future.  A copy of this press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

On December 12, 2006, Hexcel held an investor’s conference in New York City.  Prior to the presentation, Hexcel posted certain information to be presented at the conference on its website.  This information can be viewed in the presentations’ area in the investor relations section of Hexcel’s web site, www.hexcel.com.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

99.1                     Press Release issued by Hexcel on December 12, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION
December 13, 2006
/s/ Stephen C. Forsyth
Stephen C. Forsyth
Executive Vice President

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Hexcel on December 12, 2006.